UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2005

Date of Report (Date of earliest event reported)

Commission File Number: 000-28915

-----------------------------------

SONORAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Washington                                                                                      13-4093341

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

1 Berkeley Street, London, England, W1J 8DJ

(Address of principal executive offices)

44 (0) 20 7016 8801

(Issuer's telephone number, including area code)

if changed since last report)

Item 4.01. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective February 2, 2005, Sonoran Energy, Inc. ("Registrant"), confirmed with its auditors, Cordovano and Honeck, P.C. ("Cordovano"), that the firm would no longer be representing the Registrant as its accountants. As of that date, Registrant informed Cordovano that Cordovano would be dismissed as the Registrant's accounting firm.

     (ii) Cordovano last reported on Registrant's financial statements as of September 29, 2004. Registrant's financial statements for the past two years, as audited by Cordovano, included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The change of independent accountants was ratified by the Board of Directors of Registrant on February 2, 2005.

     (iv) During Registrant's two most recent fiscal years and the subsequent interim period through February 2, 2005, there were no disagreements with Cordovano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to Cordovano's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  However, Cordovano's reports on the Company's consolidated financial statements contained an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (v) During the two most recent fiscal year and the subsequent interim period through February 2, 2005, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (a) During the previous two fiscal years and the subsequent interim period through February 2, 2005, Cordovano did not advise Registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  During the previous two fiscal years and the subsequent interim period through February 2, 2005, Cordovano did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Cordovano unwilling to be associated with the financial statements prepared by management.

            (c)  During the previous two fiscal years and the subsequent interim period through February 2, 2005, Cordovano did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

            (d)  During the previous two fiscal years and the subsequent interim period through February 2, 2005, Cordovano did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) The Registrant has requested that Cordovano furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 3, 2005, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Registrant has engaged Epstein, Weber & Conover, P.L.C. ("Epstein") as its new independent accountant on February 2, 2005. Prior to February 2, 2005 the Registrant had not consulted with Epstein regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by Epstein concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.1 Letter from Cordovano dated February 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005

SONORAN ENERGY, INC.

/s/ Peter Rosenthal

Peter Rosenthal,

Chief Executive Officer

Exhibit 16.1

Securities and Exchange Commission

450 5th Street, N.W.

Washington, DC 20549

Gentlemen:

We have read and agree with the comments in Item 4 of  Form 8-K of Sonoran Energy, Inc. dated February 2, 2005.

/s/ Cordovano and Honeck LLP

Cordovano and Honeck LLP

Denver, Colorado

February 3, 2005